Exhibit 99.1

Concentrix Reports Fiscal 2020 Fourth Quarter and Full Year Results

Fremont, Calif., January 11, 2021 – Concentrix Corporation (NASDAQ: CNXC), a leading global provider of customer experience (CX) solutions and technology, today announced financial results for the fiscal fourth quarter and fiscal year ended November 30, 2020.

	Three Months Ended
	November 30, 2020	November 30, 2019	Change
Revenue ($M)	$1,300.9	$1,212.8	7.3%
Operating income ($M)	$120.2	$101.5	18.4%
Non-GAAP operating income ($M) (1)	$175.4	$165.0	6.3%
Operating margin	9.2%	8.4%	80 bps
Non-GAAP operating margin (1)	13.5%	13.6%	-10 bps
Net income ($M)	$64.6	$31.9	102.5%
Non-GAAP net income ($M) (1)	$106.8	$80.0	33.5%
Adjusted EBITDA ($M) (1)	$211.2	$197.7	6.8%
Adjusted EBITDA margin (1)	16.2%	16.3%	-10 bps
Basic and diluted earnings per share (2)	$1.25	$0.62	101.6%
Non-GAAP basic and diluted earnings per share (2)	$2.07	$1.55	33.5%

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non- GAAP measure to its most directly comparable GAAP measure.
(2) Weighted average number of shares used for both basic and diluted EPS is based on the number of common shares issued in connection with the spin-off.

Fourth Quarter Fiscal 2020 Highlights:

•Revenue was $1,300.9 million, up 7.3% from the prior fiscal year fourth quarter and 6.3% on a constant currency basis, compared with $1,212.8 million in the prior fiscal year fourth quarter.
•Operating income was $120.2 million, or 9.2% of revenue, compared with $101.5 million, or 8.4% of revenue in the prior fiscal year fourth quarter.
•Non-GAAP operating income was $175.4 million, or 13.5% of revenue, compared with $165.0 million, or 13.6% of revenue, in the prior fiscal year fourth quarter.
•Adjusted EBITDA was $211.2 million, or 16.2% of revenue, compared with $197.7 million, or 16.3% of revenue, in the prior fiscal year fourth quarter.

"We are pleased with our execution in the fourth quarter with revenue growth and profitability exceeding expectations,” said Chris Caldwell, Concentrix President and CEO. “During the fourth quarter we were able to capitalize on our robust signings in the third quarter, and we believe we also gained share on in-period volumes. Entering 2021 as an independent industry leader, we see opportunities for additional innovation and our ability to enhance value creation for shareholders.”

Fiscal Year 2020 Summary

	Fiscal Year Ended
	November 30, 2020	November 30, 2019	Change
Revenue ($M)	$4,719.5	$4,707.9	0.2%
Operating income ($M)	$308.8	$294.3	4.9%
Non-GAAP operating income ($M) (1)	$509.4	$542.0	(6.0)%
Operating margin	6.5%	6.3%	20 bps
Non-GAAP operating margin (1)	10.8%	11.5%	-70 bps
Net income ($M)	$164.8	$117.2	40.6%
Non-GAAP net income ($M) (1)	$316.5	$304.7	3.9%
Adjusted EBITDA ($M) (1)	$638.5	$676.8	(5.7)%
Adjusted EBITDA margin (1)	13.5%	14.4%	-90 bps
Basic and diluted earnings per share (2)	$3.19	$2.27	40.5%
Non-GAAP basic and diluted earnings per share (2)	$6.13	$5.90	3.9%

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non- GAAP measure to its most directly comparable GAAP measure.
(2) Weighted average number of shares used for both basic and diluted EPS is based on the number of common shares issued in connection with the spin-off.

Fiscal Year 2020 Highlights:
•Revenue was $4,719.5 million, up 0.2% from the prior fiscal year and 0.7% on a constant currency basis, compared with $4,707.9 million in the prior fiscal year.
•Operating income was $308.8 million, or 6.5% of revenue, compared with $294.3 million, or 6.3% of revenue, in the prior fiscal year.
•Non-GAAP operating income was $509.4 million, or 10.8% of revenue, compared with $542.0 million, or 11.5% of revenue, in the prior fiscal year.
•Adjusted EBITDA was $638.5 million, or 13.5% of revenue, compared with $676.8 million, or 14.4% of revenue, in the prior fiscal year.
•On a net basis, COVID expenses were approximately $86.0 million for fiscal year 2020.

First Quarter Fiscal 2021 Outlook:
The following statements are based on Concentrix’ current expectations for the fiscal 2021 first quarter. Non-GAAP financial measures exclude the impact of acquisition-related and integration expenses, spin-off related expenses, the amortization of intangibles, depreciation, share based compensation and the related tax effects thereon. These statements are forward-looking and actual results may differ materially.

•Revenue is expected to be in the range of $1.260 billion to $1.310 billion as reported.
•Operating income is expected to be in the range of $107 million to $121 million and non-GAAP operating income is expected to be in the range of $148 million to $162 million.
•The effective tax rate is expected to approximate 29%.

Conference Call and Webcast
Concentrix will host a conference call for investors to review its fiscal 2020 fourth quarter results tomorrow morning, Tuesday, January 12, 2021 at 9:00 a.m. (ET)/6:00 a.m. (PT).

The live conference call will be webcast in listen-only mode in the Investor Relations section of the Concentrix website under “Events and Presentations” at https://ir.concentrix.com/events-and-presentations. A replay will also be available on the website following the conference call.

About Concentrix
Concentrix Corporation (Nasdaq: CNXC), is a leading technology-enabled global business services company specializing in customer engagement and improving business performance for some of the world’s best brands including over 95 Global Fortune 500 clients and over 90 global disruptor clients. Every day, from more than 40 countries and across 6 continents, our staff delivers next generation customer experience and helps companies better connect with their customers. We create better business outcomes and help differentiate our clients through technology, design, data, process, and people. Concentrix provides services to clients in our key industry verticals: technology & consumer electronics; retail, travel & ecommerce; banking, financial services & insurance; healthcare; communications & media; automotive; and energy & public sector. We are Different by Design. Visit concentrix.com to learn more.

Use of Non-GAAP Information
In addition to disclosing financial results that are determined in accordance with GAAP, we also disclose certain non-GAAP financial information, including:

•Constant currency revenue growth, which is revenue growth adjusted for the translation effect of foreign currencies so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of our business performance. Constant currency revenue growth is calculated by translating the revenue of each fiscal year in the billing currency using their comparable prior year’s currency conversion rate in comparison to prior year’s revenue. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.
•Non-GAAP operating income, which is operating income, adjusted to exclude acquisition-related and integration expenses, including related restructuring costs, spin-off related expenses, amortization of intangible assets and share-based compensation.
•Non-GAAP operating margin, which is non-GAAP operating income, as defined above, divided by revenue.
•Adjusted earnings before interest, taxes, depreciation, and amortization, or adjusted EBITDA, which is non-GAAP operating income, as defined above, plus depreciation.
•Adjusted EBITDA margin, which is adjusted EBITDA, as defined above, divided by revenue.
•Free cash flow, which is cash flows from operating activities less capital expenditures. We believe that free cash flow is a meaningful measure of cash flows since capital expenditures are a necessary component of ongoing operations. However, free cash flow has limitations because it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments for business acquisitions.

We believe that providing this additional information is useful to the reader to better assess and understand our base operating performance, especially when comparing results with previous periods and for planning and forecasting in future periods, primarily because management typically monitors the business adjusted for these items in addition to GAAP results. Management also uses these non-GAAP measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. These non-GAAP financial measures exclude amortization of intangible assets. Although intangible assets contribute to our revenue generation, the amortization of intangible assets does not directly relate to the services performed for our clients. Additionally, intangible asset amortization expense typically fluctuates based on the size and timing of our acquisition activity. Accordingly, we believe excluding the amortization of intangible assets, along with the other non-GAAP adjustments which neither relate to the ordinary course of our business nor reflect our underlying business performance, enhances our and our investors’ ability to compare our past financial performance with its current performance and to analyze underlying business performance and trends. These non-GAAP financial measures also exclude share-based compensation expense. Given the subjective assumptions and the variety of award types that companies can use when calculating share-based compensation expense, management believes this additional information allows investors to make additional comparisons between our operating results and those of our peers. As these non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

Safe Harbor Statement
This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the Company’s expected future financial condition, results of operations, including revenue and operating income, effective tax rate, cash flows, leverage, liquidity, business strategy, competitive position, acquisition opportunities, capital allocation, growth opportunities, market forecasts and statements that include words such as believe, expect, may, will, provide, could and should and other similar expressions. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things: risks related to general economic conditions, including uncertainty related to the COVID-19 pandemic and its impact on the global economy; the level of outsourced business services; the level of business activity of the Company’s clients and the market acceptance and performance of their products and services; consolidation of the Company’s competitors; competitive conditions in the Company’s industry; currency exchange rate fluctuations; variability in demand by the Company’s clients or the early termination of the Company’s client contracts; competition in the customer experience solutions industry; political and economic stability in the countries in which the Company operates; the outbreak of communicable disease or other public health crises; cyberattacks on the Company’s networks and information technology systems; the inability to protect personal and proprietary information; increases in the cost of labor; the operability of the Company’s communication services and information technology systems and networks; changes in law, regulations or regulatory guidance; investigative or legal actions; the loss of key personnel; natural disasters, adverse weather conditions, terrorist attacks, work stoppages or other business disruptions; and other factors contained in the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission and subsequent SEC filings. The Company does not undertake a duty to update forward-looking statements, which speak only as of the date on which they are made.

Copyright 2021 Concentrix Corporation. All rights reserved. Concentrix, the Concentrix logo, and all other Concentrix company, product and services names and slogans are trademarks or registered trademarks of Concentrix Corporation. Concentrix and the Concentrix logo Reg. U.S. Pat. & Tm. Off. Other names and marks are the property of their respective owners.

Investor Contact:
David Stein
Investor Relations
Concentrix Corporation
david.stein@concentrix.com
(513) 703-9306

CONCENTRIX
(CUSTOMER EXPERIENCE SERVICES BUSINESS OF SYNNEX CORPORATION)
COMBINED STATEMENTS OF OPERATIONS (unaudited)
(currency and share amounts in thousands, except per share amounts)
(Amounts may not add due to rounding)

	Three Months Ended			Fiscal Year Ended
	November 30, 2020	November 30, 2019	% Change	November 30, 2020	November 30, 2019	% Change
Revenue
Technology and consumer electronics	$410,542	$343,700	19%	$1,422,817	$1,283,084	11%
Communications and media	239,268	273,108	(12)%	954,234	1,142,242	(16)%
Retail, travel and ecommerce	237,912	198,749	20%	796,324	763,265	4%
Banking, financial services and insurance	185,522	177,362	5%	712,469	676,246	5%
Healthcare	118,558	101,159	17%	392,686	369,187	6%
Other	109,056	118,758	(8)%	441,004	473,888	(7)%
Total revenue	1,300,858	1,212,836	7%	4,719,534	4,707,912	—%
Cost of revenue	842,226	754,405	12%	3,058,009	2,959,464	3%
Gross profit	458,632	458,431	—%	1,661,525	1,748,448	(5)%
Selling, general and administrative expenses	(338,425)	(356,977)	(5)%	(1,352,764)	(1,454,116)	(7)%
Operating income	120,207	101,454	18%	308,761	294,332	5%
Interest expense (primarily related to borrowings from Parent) and finance charges, net	(8,798)	(20,226)	(57)%	(48,313)	(92,196)	(48)%
Other income (expense), net	3,164	(401)	(889)%	7,447	2,280	227%
Income before income taxes	114,573	80,827	42%	267,895	204,416	31%
Provision for income taxes	(49,946)	(48,957)	2%	(103,084)	(87,252)	18%
Net income	$64,627	$31,870	103%	$164,811	$117,164	41%
Earnings per common share:
Basic	$1.25	$0.62		$3.19	$2.27
Diluted	$1.25	$0.62		$3.19	$2.27
Weighted-average common shares outstanding
Basic	51,602	51,602		51,602	51,602
Diluted	51,602	51,602		51,602	51,602

CONCENTRIX
(CUSTOMER EXPERIENCE SERVICES BUSINESS OF SYNNEX CORPORATION)
COMBINED BALANCE SHEETS (unaudited)
(currency in thousands)
(Amounts may not add due to rounding)

	November 30, 2020	November 30, 2019
ASSETS
Current assets:
Cash and cash equivalents	$152,656	$79,656
Accounts receivable, net	1,079,065	931,082
Receivable from SYNNEX Corporation (“Parent”)	2,416	17,495
Loan receivable from Parent	—	67,676
Other current assets	189,239	203,696
Total current assets	1,423,376	1,299,605
Property and equipment, net	451,649	411,465
Goodwill	1,836,050	1,829,328
Intangible assets, net	798,959	934,123
Deferred tax assets	47,423	64,879
Other assets	620,099	114,355
Total assets	$5,177,556	$4,653,755

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$140,575	$106,147
Current portion of long-term debt	33,750	—
Payable to Parent	22,825	85,898
Loans payable to Parent	—	1,981,385
Accrued compensation and benefits	419,715	319,065
Other accrued liabilities	371,072	189,605
Income taxes payable	20,725	16,209
Total current liabilities	1,008,662	2,698,308
Long-term debt	1,111,362	—
Other long-term liabilities	601,887	297,034
Deferred tax liabilities	153,560	188,572
Total liabilities	2,875,471	3,183,914
Equity:
Parent company investment	2,305,899	1,519,923
Accumulated other comprehensive income (loss)	(3,814)	(50,082)
Total Parent equity	2,302,085	1,469,841
Total liabilities and equity	$5,177,556	$4,653,755

CONCENTRIX
(CUSTOMER EXPERIENCE SERVICES BUSINESS OF SYNNEX CORPORATION)

RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited)
(currency in thousands)
(Amounts may not add due to rounding)

	Three Months Ended		Fiscal Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Revenue	$1,300,858	$1,212,836	$4,719,534	$4,707,912
Revenue growth, as reported under U.S. GAAP	7.3%	24.7%	0.2%	91.1%
Foreign exchange impact	(1.0)%	1.1%	0.5%	2.2%
Constant currency revenue growth	6.3%	25.8%	0.7%	93.3%

	Three Months Ended		Fiscal Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Operating income	$120,207	$101,454	$308,761	$294,332
Acquisition-related and integration expenses	6,552	18,042	27,982	70,473
Spin-off related expenses	7,694	—	9,483	—
Amortization of intangibles	37,093	41,425	147,283	166,606
Share-based compensation	3,883	4,074	15,914	10,554
Non-GAAP operating income	$175,429	$164,995	$509,423	$541,965

	Three Months Ended		Fiscal Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Net income	$64,627	$31,870	$164,811	$117,164
Interest expense and finance charges, net	8,798	20,226	48,313	92,196
Provision for income taxes	49,946	48,957	103,084	87,252
Other (income) expense, net	(3,164)	401	(7,447)	(2,280)
Acquisition-related and integration expenses	6,552	18,042	27,982	70,473
Spin-off related expenses	7,694	—	9,483	—
Amortization of intangibles	37,093	41,425	147,283	166,606
Share-based compensation	3,883	4,074	15,914	10,554
Depreciation (excluding accelerated depreciation included in acquisition-related and integration expenses above)	35,795	32,697	129,126	134,823
Adjusted EBITDA	$211,224	$197,692	$638,549	$676,788

CONCENTRIX
(CUSTOMER EXPERIENCE SERVICES BUSINESS OF SYNNEX CORPORATION)

RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited)
(currency in thousands, except per share amounts)
(Amounts may not add due to rounding)

	Three Months Ended		Fiscal Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Operating margin	9.2%	8.4%	6.5%	6.3%
Non-GAAP operating margin	13.5%	13.6%	10.8%	11.5%
Adjusted EBITDA margin	16.2%	16.3%	13.5%	14.4%

	Three Months Ended		Fiscal Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Net income	$64,627	$31,870	$164,811	$117,164
Acquisition-related and integration expenses	6,552	18,042	27,982	70,473
Spin-off related expenses	7,694	—	9,483	—
Amortization of intangibles	37,093	41,425	147,283	166,606
Share-based compensation	3,883	4,074	15,914	10,554
Income taxes related to the above (1)	(13,037)	(15,453)	(49,010)	(60,118)
Non-GAAP net income	$106,812	$79,958	$316,463	$304,679

	Three Months Ended		Fiscal Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Basic and diluted earnings per common share (“EPS”) (2)	$1.25	$0.62	$3.19	$2.27
Acquisition-related and integration expenses	0.13	0.35	0.54	1.37
Spin-off related expenses	0.15	—	0.18	—
Amortization of intangibles	0.72	0.80	2.85	3.23
Share-based compensation	0.08	0.08	0.31	0.20
Income taxes related to the above (1)	(0.26)	(0.30)	(0.94)	(1.17)
Non-GAAP basic and diluted EPS (2)	$2.07	$1.55	$6.13	$5.90

CONCENTRIX
(CUSTOMER EXPERIENCE SERVICES BUSINESS OF SYNNEX CORPORATION)

RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited)
(currency in thousands)
(Amounts may not add due to rounding)

	Three Months Ended		Fiscal Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Net cash provided by operating activities	$119,037	$166,848	$507,614	$449,736
Purchases of property and equipment	(65,083)	(40,148)	(171,332)	(111,122)
Free cash flow	$53,954	$126,700	$336,282	$338,614

	Forecast
	Three Months Ended February 28, 2021
	Low	High
Operating income	$107,000	$121,000
Amortization of intangibles	34,000	34,000
Share-based compensation	7,000	7,000
Non-GAAP operating income (3)	$148,000	$162,000

(1) The tax effect of taxable and deductible non-GAAP adjustments was calculated using the tax-deductible portion of the expenses and applying the entity-specific, statutory tax rates applicable to each item during the respective fiscal years.

(2) Weighted average number of shares used for both basic and diluted EPS is based on number of common shares issued and outstanding in connection with the spin-off of 51.6 million for all periods presented.

(3) Adjustments related to acquisition-related and integration expenses and spin-off related expenses are not expected to be material for the three months ended February 28, 2021.